                                                                    Exhibit 10.7

                              EMPLOYMENT AGREEMENT
                              --------------------

         THIS AGREEMENT, made as of January 27, 2000 between CALGON CARBON CORPORATION (the "COMPANY"), a Delaware corporation, and __________________ ("Employee"), presently residing in or near Pennsylvania,

                                   WITNESSETH:

         WHEREAS, Employee is presently employed as a Senior Vice President of the Company, in which capacity he has contributed materially to the Company's success;

         WHEREAS, the Company wishes to assure itself of the continued availability of Employee's services and of reasonable protection against Employee's competing against the Company, and Employee is willing to give such assurance in return for protection against arbitrary or unjustified discharge, or change of control of Company;

         NOW, THEREFORE, intending to be legally bound hereby, the Company hereby agrees to employ Employee, and Employee hereby agrees to be employed by the Company, upon the following terms and conditions:

         1.      Duties and Responsibilities. Employee shall use his best
                 ---------------------------
energies and abilities in, and shall devote all his time during business hours to, the rendering of such services and the performance of such duties as may be assigned to him from time to time by the Company.

         2.      Compensation.
                 ------------

        Employee's base salary shall be $__________ per year, which shall be reviewed from time to time and adjusted in the best interests of the company and in accordance with Employee's current responsibilities, paid in twelve (12) equal monthly pay periods plus applicable Company benefits. Employee shall also qualify for incentive compensation and benefits consistent with Company policies.

         3.      Termination for Cause.
                 ---------------------

         The employment of Employee hereunder may be terminated by the Company at any time, without notice, for Employee's dishonesty, disloyalty or refusal to perform his duties hereunder in good faith and to the best of his ability or for Employee's resignation at a time or in a manner not permitted by this Agreement or for any other material breach of this Agreement by Employee (a "Termination for Cause"). There will be no severance payments under a "Termination for Cause."

         4.      Termination Without Cause.
                 -------------------------

                 If the Employee is terminated without cause, Employee will be paid up to one year's salary based upon the salary Employee earned during the last full year prior to his termination, plus Employee's applicable benefits including, but not limited to, health, dental and life insurance benefits Employee was receiving prior to termination. Payments shall be in twelve (12) equal installments, or until employee is employed by another employer for total cash compensation equal to at least 90% of the payment hereunder.

         5.      Chance of Control Severance Payments.
                 ------------------------------------

         In order to protect the Employee if a Change of Control occurs, the following is provided:

         (a) For all purposes of this Agreement, a Change of Control shall be deemed to have occurred when (i) the Company is merged or consolidated with another corporation which is not then controlled by the Company, or (ii) a majority of the Company's assets are sold or otherwise transferred to another such corporation or to a partnership, firm or one or more individuals not so controlled, or (iii) a majority of the members of the Company's Board of Directors consists of persons who were not nominated for election as directors by or on behalf of the Board of Directors itself or with the express concurrence of the Board of Directors, or (iv) a single person, or a group of persons acting in concert, obtains the power to cause the nominees of such person or group to be elected as a majority of the directors of the Company.

         (b) In the event of a Change of Control, Employee shall be paid upon the occurrence of a Change of Control, as provided for in 5(c), an amount equal to up to three years the Employee's then current base salary (Severance Compensation), in thirty-six (36) equal installments (Severance Period), plus Employee will be provided his normal benefits during the three year period of severance payments hereunder including, but not limited to, health, dental and life insurance benefits Employee was receiving prior to the Change of Control. Employee shall be entitled to exercise all stock options and stock appreciation rights previously granted to Employee by the Company regardless of any deferred vesting or deferred exercise provisions of such stock options or stock appreciation rights.

         (c) Severance Payments pursuant to a Change of Control hereunder shall only be payable to Employee during the Severance Period under the following conditions:

           1. If the Employee terminates his employment during the period beginning on the first anniversary of a Change of Control and ending on or before the second anniversary of the Change of Control by giving the Company not less than thirty (30) days notice of the Employee's intention to terminate employment with the Company.

          2. If the Employment of the Employee is terminated by the Company other than for a Termination for Cause during the three-year period after a Change of Control.

Severance Compensation during the Severance Period as defined herein shall end on the date, if ever, when Employee is employed by another employer for total cash compensation equal to at least 90 % of Severance Compensation.

         (d) No Severance Payment will be made to Employee during the Severance Period under the following conditions:

            (1) If the Employee terminates his employment with the Company prior to the one year anniversary after Change of Control.

            (2) If the Employee is terminated in a Termination for Cause after a Change of Control occurs.

            (3) If the Employee terminates his employment with the Company more than two years after a Change of Control occurs.

         6.     Confidential Information, etc.
                ------------------------------

                (a) Employee recognizes and acknowledges that: (i) in the course of Employee's employment by the Company it will be necessary for Employee to acquire information which could include, in whole or in part, information concerning the Company's sales, sales volume, sales methods, sales proposals, customers and prospective customers, identity of customers and prospective customers, identity of key purchasing personnel in the employ of customers and prospective customers, amount or kind of customers' purchases from the Company, the Company's sources of supply, computer programs, system documentation, special hardware, product hardware, related software development, manuals, formulae, processes, methods, machines, compositions, ideas, improvements, inventions or other confidential or proprietary information belonging to the Company or relating to the Company's affairs (collectively referred to herein as the "Confidential Information"); (ii) the Confidential Information is the property of the Company; (iii) the use, misappropriation or disclosure of the Confidential Information would constitute a breach of trust and could cause irreparable injury to the Company; and (iv) it is essential to the protection of the Company's good will and to the maintenance of the Company's competitive position that the Confidential Information be kept secret and that Employee not disclose the Confidential Information to others or use the Confidential Information to Employee's own advantage or the advantage of others.

         (b) Employee further recognizes and acknowledges that it is essential for the proper protection of the business of the Company that Employee be restrained (i) from soliciting of inducing any Employee of the Company or of any subsidiary of the Company (collectively, the "Company") to leave the employ of the Company, (ii) from hiring or attempting to hire any Employee of the Company, (iii) from soliciting the trade of or trading with the customers and suppliers of the Company for any business purpose, and (iv) from competing against the Company for a reasonable period.

         7.     Non-compete.
                -----------

         (a) Employee agrees to hold and safeguard the Confidential Information in trust for the Company, its successors and assigns and agrees that he shall not, without the prior written consent of the Company, disclose or make available to anyone for use outside the Company at any time, either during his employment by the Company or subsequent to the termination of his employment by the Company for any reason, including without limitation termination by the Company in a Termination for Cause or otherwise, any of the Confidential Information, whether or not developed by Employee, except as required in the performance of Employee's duties to the Company.

         (b) Upon the termination of Employee's employment by the Company or by Employee for any reason, including without limitation termination by the Company in a Termination for Cause or otherwise, Employee shall promptly deliver to the Company all originals and copies of correspondence, drawings, blueprints, financial and business records, marketing and publicity materials, manuals, letters, notes, notebooks, reports, flow-charts, programs, proposals and any documents concerning the Company's customers or concerning products or processes used by the Company and, without limiting the foregoing, shall promptly deliver to the Company any and all other documents or materials containing or constituting Confidential Information.

         (c) Employee agrees that during his employment by the Company he shall not, directly or indirectly, solicit the trade of, or trade with, any customer, prospective customer or supplier of the Company for any business purpose other than for the benefit of the Company. Employee further agrees that during the Severance Period or for a period of two years after termination of employment hereunder, whichever is longer, Employee shall not, directly or indirectly, solicit the trade of, or trade with, any customers or suppliers, or prospective customers or suppliers, of the Company, or solicit or induce, or attempt to solicit or induce, any employee of the Company to leave the Company for any reason whatsoever or hire any employee of the Company.

         (d) Employee covenants and agrees that during the period of Employee's employment hereunder and during the Severance Period or for a period of two years after termination of employment hereunder, whichever is longer, Employee shall not, in any Competitive Territory, engage, directly or indirectly, whether as principal or as agent, officer, director, employee, consultant, shareholder or otherwise, alone or in association with any other person, corporation or other entity, in any Competing Business. For purposes of this Agreement, (i) the term "Competing Business" shall mean any person, corporation or other entity which sells or attempts to sell any products or services which are the same as or similar to the products and services sold by the Company at any time and from time to time during the last two years prior to the termination of Employee's employment hereunder, and (ii) the term "Competitive Territory" shall mean the United States of America, Great Britain, Belgium, Germany, Japan and any other nation in which, to the knowledge of Employee, the Company has made or considered making such sales, either itself or through a subsidiary, affiliate or joint venture partner, during the last two years prior to the termination of Employee's employment hereunder.
         (e) Employee prior to accepting employment during the non-compete period referred to herein shall notify the Company in order to determine if the position the Employee is seeking violates this Agreement.

         8.     Injunctive and other relief.
                ---------------------------

         (a) Employee represents that his experience and capabilities are such that the provisions of paragraphs 6 and 7 will not prevent him from earning his livelihood, and acknowledges that it would cause the Company serious and irreparable injury and cost if Employee were to use his ability and knowledge in competition with the Company or to otherwise breach the obligations contained in said paragraphs.

         (b) In the event of a breach by Employee of the terms of this Agreement, the Company shall be entitled, if it shall so elect, to institute legal proceedings to obtain damages for any such breach, or to enforce the specific performance of this Agreement by Employee and to enjoin Employee from any further violation of this Agreement and to exercise such remedies cumulatively or in conjunction with all other rights and remedies provided by law. Employee acknowledges, however, that the remedies at law for any breach by him of the provisions of this Agreement may be inadequate and that the Company shall be entitled to injunctive relief against him in the event of any breach whether or not the Company may also be entitled to recover damages hereunder.

         (c) It is the intention of the parties that the provisions of paragraphs 6 and 7 hereof shall be enforceable to the fullest extent permissible under applicable law, but that the unenforceability (or modification to conform to such law) of any provision or provisions hereof shall not render unenforceable, or impair, the remainder thereof. If any provision or provisions hereof shall be deemed invalid or unenforceable, either in whole or in part, this Agreement shall be deemed amended to delete or modify, as necessary, the offending provision or provisions and to alter the bounds thereof in order to render it valid and enforceable.

         9.     Arbitration. Any dispute arising out of or relating to this
                -----------
Agreement or the breach, termination or validity hereof shall be finally settled by arbitration conducted expeditiously in accordance with the Center for Public Resources Rules for Non-Administered Arbitration of Business Disputes by three independent and impartial arbitrators. Each party shall appoint one of such arbitrators, and the two arbitrators so appointed shall appoint the third arbitrator. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. ss.ss.1-16, and judgment on the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be Pittsburgh, Pennsylvania. The arbitrators are not empowered to award damages in excess of compensatory damages and each party hereby irrevocably waives any damages in excess of compensatory damages.

         10.    Governing Law. This Agreement shall be governed by and construed
                -------------
in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Pennsylvania or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Pennsylvania.

         11.    Amendments, waivers, etc. No amendment of any provision of this
                ------------------------
Agreement, and no postponement or waiver of any such provision or of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be valid unless such amendment, postponement or waiver is in writing and signed by or on behalf of the Company and Employee. No such amendment, postponement or waiver shall be deemed to extend to any prior or subsequent matter, whether or not similar to the subject-matter of such amendment, postponement or waiver. No failure or delay on the part of the Company or Employee in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         12.    Assignment. The rights and duties of the Company under this
                ----------
Agreement may be transferred to, and shall be binding upon, any person or company which acquires the Company or its business by merger, purchase or otherwise. Except as otherwise provided in this paragraph 12, neither the Company nor Employee may transfer any of their respective rights and duties hereunder except with the written consent of the other party hereto.

         13.    Interpretation- etc. The Company and Employee have participated
                -------------------
jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Company and Employee and no presumption or burden of proof shall arise favoring or disfavoring the Company or Employee because of the authorship of any of the provisions of this Agreement. The word "including" shall mean including without limitation. The rights and remedies expressly specified in this Agreement are cumulative and are not exclusive of any rights or remedies which either party would otherwise have. The paragraph headings hereof are for convenience only and shall not affect the meaning or interpretation of this Agreement.

         14.    Integration: counterparts. This Agreement constitutes the entire
                -------------------------
agreement among the parties and supersedes any prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate to the subject matter hereof. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

                    WITNESS the due execution hereof as of the date first above written.

Attest:                                    CA LGON CARBON CORPORATION

[Corporate Seal]

Witness:                                   L.S.